Exhibit 10.4

QUOTATION

STARBOXTV SDN. BHD. (1335414-P)

P 603-27819066 E info@seebats.com W www.seebats.com.my
A V02-08-12, Sunway Velocity Office 2, Lingkaran SV, Sunway Veloctiy, 55100 Kuala Lumpur.

ATTENTION: [*]		ISSUE DATE: [*]
QUO NO: [*]
[Client Name]
[address]	PAGES: 3
[website]

ADVERTISEMENT & PROMOTIONAL ACTIVITIES

NO.	ITEMS	QTY	UNIT COST (in MYR)	AMOUNT DUE (in MYR)
1

SEEBATS Premium Onboarding Pack

ONE TIME SETUP FEE

- Account and Campaign setup

- Directive planning for Digital advertisement, brand positioning, key messages

- Digital media strategy (content pillar, identifying persona, community management template and post schedule, hashtag strategy)

- Big data analytic setup

- Lifetime big data analytic with proprietary copyrighted big data analytics method

SEEBATS Design work

- Home page movie advertisement - Header advertisement (Header 1 or 2)

- In-stream Video Ads (Opening 3s)

- Digital Ads-in-Ads to show advertiser while showing SEEBATS advertisement at SEEBATS related digital media channel

* Note 4 weeks

GETBATS Exposures

- P2P Influencing Tools - allow GETBATS member to share advertiser advertisement through their own influencing / social circle - e.g.: WhatsApp, WeChat, Facebook page, telegram, email

- Push Notification - to GETBATS members

- Advertisement at GETBATS related footer advertisement

- Free onboarding to GETBATS as merchant

PAYBATS Exclusive Packages

- MDR @ cost +0.1% perpetual

- Setup fee waived

- Annual fee waived

- Recurring payment @ cost + 0.1%

- Copyrighted Flexi Payment Token (To be provided upon launching of Flexi Payment Token)

1

Digital Media Promotion - Nano-Influencer

- 1 post per week - 5 nano-influencer for 4 weeks

- write up preparation

- picture design

- lead generated will be onboarded to GETBATS as downline

* Note: influencer / professional influencer open for discussion

Blogger Post

- 1 post at GPS related blogger

- pinned post @ our picks for one week

- write up preparation

- picture design

- lead generated will be onboarded to GETBATS as downline

* Note - professional blogger open for discussion

Graphic Design

- P2P Influencing visual design

- SEEBATS Home page header advertisement (Header 1)

- SEEBATS Home page header advertisement (Header 2)

- Bloggers / Professional Bloggers

CSR Programme

- Goodies Bag (RM 10) September 2021

Prime Time Advance Plus Package

-SEEBATS 1 selected video In-stream Video Ads (Opening 3s)

2	SEEBATS Advertisement Package Prime Time Advance Pack HOME PAGE ADS: -SB Header (Left or Right) -SB Right Banner (Top or Down) -SB Leader board -SB Footer banner MOVIE PAGE ADS: -No. of movies / drama / variety show: 40 -In-stream Video Ads (Opening 3s) -In-stream Video Ads (Middle of the Programme 5s) -Brand Logo + Rolling Copy (Top or Bottom 12s) -SB Right Banner (Top or Down) -SB Footer banner Duration : 4 Weeks	1

GRAND TOTAL

*Advertising Terms & Conditions:

1.	This quotation covers set-up, design and implementation for online advertising on SEEBATS.COM and is between STARBOXTV SDN BHD (STVSB) and you.
2.	This contract/quotation is effective upon submission and receipt of the initial down payment and is non-cancellable unless for reasons not fulfilled by STVSB. All payment made are not refundable.
3.	All advertising is subject to the approval of publisher. Advertisement for products and services should be consistent with technologies and policies of STVSB. Policies regarding acceptable advertisements are subject to change with notifications to you.
4.	You / Your Agency hereby agrees to indemnify, defend and hold harmless STVSB at all times from and against any actions, claims, demands, proceeding, losses, liabilities, damages costs and or expenses (including without limitation, legal fees and disbursements on a full indemnity basis) for any inaccuracies and misinterpretation or legal rights/ ownership of commercial material that will be aired on any medium in STVSB or caused by any breach of the terms and conditions here in.
5.	STVSB is not bound by any condition, specification, or requirement of your appearing on any order when such order or instructions are in conflicts with this contract.
6.	Advertisement space is allocated strictly based on availability & on a first come first serve basis, once complete payment is collected based on payment terms.
7.	Quotation is valid if no discrepancy is reported in writing to us within 7 days.
8.	FULL upfront payment shall be made prior to the commencement of the advertisement. Delay in payment will result in delay of advertisement.
9.	STVSB reserves the right to stop the advertisement should there be any adverse complaints from the public or if ordered to do so by any relevant authority.
10.	All payment due shall be in Ringgit Malaysia and within 30 days from date of invoice. Payments cannot be replaced with goods, vouchers or any other means.
11.	Price quoted does not include Service Tax 6%. Service Tax will be applied to company registered in Malaysia whenever applicable.
12.	STVSB reserves the right to amend the above terms & condition at any time, without prior notice, from time to time.

Payments Milestone:

Percentage	Item
SEEBATS Premium Onboarding Pack
50%	Down payment based on total price of SEEBATS Premium Onboarding Pack upon signing of quotation.
50%	Payment upon completion of SEEBATS Premium Onboarding Pack.

SEEBATS Advertisement Package
100%	Payment upon Advertisement aired

Please make payment to:

Bank Name: [*]

Bank Account Holder: [*]

Bank Account Number: [*]

Swift Code: [*]

(Company Stamp & Signature)	(Company Stamp & Signature)

On behalf of	Agreed and Acknowledge by
STARBOXTV SDN.BHD.	[Client Name]
Name:	Name:

Designation:	Designation:

Date:	Date: